UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 17, 2006


                                  AUXILIO, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction if incorporation)

              000-27507                            88-0350448
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       (Commission File Number)         (I.R.S. Employer Identification No.)


           27401 Los Altos, Suite 100, Mission Viejo, California 92691
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                    (Address of principal executive offices)

                                 (949) 614-0700
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              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Disclosure of Results of Operations and Financial Condition

      On April 17, 2006, Auxilio, Inc. held a conference call with analysts and investors to discuss its financial results for the fiscal quarter and year ended December 31, 2005, the transcript of which is furnished as Exhibit 99.1 and is incorporated herein by reference.

      In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(c)  Exhibits

      Exhibits:   Description of Document

      99.1 Conference Call Transcript for Auxilio, Inc. Q4 and Year Ended December 31, 2005 Earnings Conference Call held on April 17, 2006.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AUXILIO, INC.


Date:    April 17, 2006
                                        By: /s/ Paul T. Anthony
                                        -----------------------
                                        Name:   Paul T. Anthony
                                        Title:  Chief Financial Officer
                                                Principal Financial Officer


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                                  EXHIBIT INDEX

         Exhibit No:    Description of Document

         99.1 Conference Call Transcript for Auxilio, Inc. Q4 and Year Ended December 31, 2005 Earnings Conference Call held on April 17, 2006.